KEYPORT LATITUDE
GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Variable Account A
OF
KEYPORT LIFE INSURANCE COMPANY
SUPPLEMENT DATED JANUARY 14, 2003
TO
PROSPECTUS DATED MAY 1, 2002

------------------------------------------------------------------------------------------------------------------

This supplement contains information about the Rydex Health Care Fund, Variable Series and Rydex Financial Services Fund, Variable Series (the "Funds").

The Board of Trustees of Liberty Variable Investment Trust has voted to terminate the Funds and liquidate them. The Funds currently are scheduled to be liquidated on March 28, 2003. Effective immediately, you may transfer your investment in the corresponding Sub-accounts to any other Sub-account available under your Certificate. That transfer will not count as one of the 12 transfers allowed annually under your Certificate, and will not incur a transfer fee. On the date of the Funds' liquidation, if you still have an investment in the corresponding Sub-accounts it will be transferred to the Stein Roe Money Market Sub-account.

------------------------------------------------------------------------------------------------------------------

Client Service Hotline
800-367-3653

Distributed by:
Keyport Financial Services Corp.
One Sun Life Executive Park
Boston, Massachusetts 02110

BVA.SUP	1/03